                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2001


                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)


       United States                 333-32737                22-2382028
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


                White Clay Center, Building 200, Newark, DE       19711
                ---------------------------------------------     -----------
                (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)


        New York                     333-32737                 13-4994650
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


                270 Park Avenue, New York, New York               10017
                ---------------------------------------------     -----------
                (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On November 15, 2001, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Report with respect to the November 15, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 27, 2001

                                            THE CIT GROUP/SALES FINANCING, INC.,
                                            as Servicer



                                            By: /s/ Gilmar Rodrigues
                                            ---------------------------
                                            Name: Gilmar Rodrigues
                                            Title: Vice President

                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Monthly Report with respect to the
                                    November 15, 2001 distribution